JUNE 30, 2013

Emerging Markets Series

Foreign Equity Series

Foreign Smaller Companies Series

Global Equity Series

SEMIANNUAL REPORT

TEMPLETON INSTITUTIONAL FUNDS

FRANKLIN TEMPLETON INSTITUTIONAL

Contents

Semiannual Report

Economic and Market Overview 1

Emerging Markets Series 3

Foreign Equity Series 10

Foreign Smaller Companies Series 20

Global Equity Series 27

Financial Highlights and Statements of Investments 36

Financial Statements 59

Notes to Financial Statements 65

Shareholder Information 79

Semiannual Report

Economic and Market Overview

The MSCI All Country World Index, which measures global developed and emerging market stocks, advanced during the first six months of 2013 as many central banks continued supportive monetary policies. Although emerging markets declined, the losses were more than offset by developed market gains. The economic focus and highly correlated market movements characteristic of previous periods appeared to be supplanted by a more fundamentals-based market environment, particularly in developed markets. Regional performance was also more consistent with local economic trends, although periodic volatility highlighted the recovery's fragility. Continued U.S. gross domestic product (GDP) growth accompanied improvements in housing, labor and retail sales. Eurozone first-quarter GDP growth missed expectations, although the number of unemployed declined and manufacturing indicator levels increased in the first half of 2013. Japan demonstrated economic progress amid major reflationary initiatives as business confidence, industrial production and retail sales improved and inflation stabilized. However, investor confidence in the country's radical policy maneuvers wavered. China's growth rate and manufacturing levels were weaker than expected, and the International Monetary Fund downgraded the country's growth outlook.

Despite generally accommodative global monetary policies, central banks changed their strategies during the period to reflect the increasingly varied needs of different economies. The U.S. Federal Reserve Board (Fed) vowed to keep interest rates low until the unemployment rate reached 6.5% but ignited considerable market volatility and a Treasury sell-off by suggesting it may taper

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Semiannual Report | 1

monthly bond purchases should economic conditions warrant. The European
Central Bank cut benchmark interest rates and pledged to maintain systemic support after successfully containing a run on a Cyprus bank. Elsewhere in developed markets, the Bank of Japan’s new governor set an explicit inflation target and pledged to double bond purchases in what many believe was unprecedented policy reform.

Several emerging market central banks were more aggressive, with Brazil’s central bank hiking interest rates amid rising inflation and China’s central bank
(PBOC) taking measures to curb real estate and credit speculation. Chinese liq-
uidity tightening weighed on credit markets at period-end, and a jump in the interbank lending rate underscored concerns about the country’s shadow bank-
ing system. India’s central bank, on the other hand, lowered benchmark interest rates in an effort to boost economic growth. Volatility surfaced in the emerging market region as political protests intensified, and asset prices fell as investors responded to rising bond rates by unwinding highly leveraged emerging market carry trades.1 Given the rise in rates near period-end, longer duration Treasury and emerging market bond prices experienced meaningful price declines. In the second quarter, gold, traditionally a safe haven, posted its worst quarterly per-
formance since 1974 as inflation expectations remained subdued and global commodities stayed under pressure. Investor sentiment improved in the last week of the period, and emerging market stock prices rebounded from period lows after the PBOC intervened to calm China’s interbank market, positive economic reports helped stabilize Japanese government bond yields, and several
Fed members reassured investors that the Fed’s accommodative monetary policy would continue.

The foregoing information reflects our analysis and opinions as of June 30, 2013. The information is not a complete analysis of every aspect of any market, country, industry or fund. Statements of fact are from sources considered reliable.

1. In a carry trade, an investor seeks to profit from an interest rate differential by borrowing low-yielding currencies and lending high-yielding currencies. The use of borrowed capital to facilitate the trade creates leverage for the borrower.

2 | Semiannual Report

Emerging Markets Series

Your Fund's Goal and Main Investments: Emerging Markets Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in securities issued by "emerging market companies," as defined in the Fund's prospectus.

Geographic Breakdown
Emerging Markets Series
Based on Total Net Assets as of 6/30/13

Asia
37.8%
Latin America & Caribbean
21.2%
Middle East & Africa
16.9%
Europe
13.1%
North America
1.5%
Australia & New Zealand
1.0%
Short-Term Investments & Other Net Assets
8.5%

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **ftinstitutional.com** or call a Franklin Templeton Institutional Services representative at **(800) 321-8563** for most recent month-end performance.*

This semiannual report for Emerging Markets Series (Fund) covers the period ended June 30, 2013.

Investment Strategy

Our investment strategy employs a fundamental research, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow potential. We also consider a company's profit and loss outlook, balance sheet strength, cash flow trends and asset value in relation to the current price. Our analysis considers the company's corporate governance behavior as well as its position in its sector, the economic framework and political environment.

Performance Overview

The Fund had a -6.96% cumulative total return for the six-month period ended June 30, 2013. In comparison, the Standard & Poor's®/International Finance Corporation Investable Composite Index and the MSCI Emerging Markets Index, which track global emerging market stock performance, had total returns of -8.43% and -9.40% during the same period.[1] Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. The Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. In addition, an index is not subject to investment flows while the Fund is subject to purchases and redemptions that could impact performance. You can find the Fund's long-term performance data in the Performance Summary on page 7.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. STANDARD & POOR'S®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC. The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 37.

Semiannual Report | 3

4 | Semiannual Report

Manager’s Discussion

During the six months under review, key contributors to the Fund’s absolute performance included Emaar Properties, a property developer and manager with operations throughout the Middle East, notably in Dubai, United Arab Emirates (UAE); Tata Consultancy Services, one of India’s largest information technology (IT) consulting and services firms; and Great Wall Motor, one of China’s leading automobile exporters and largest pickup truck and sport utility vehicle (SUV) manufacturers. Emaar’s first-quarter revenue benefited from strong income growth in its shopping malls and retail leasing business, led by the Dubai Mall, its flagship mall asset. Dubai’s rising tourism also boosted Emaar’s hospitality business income growth as the developer’s Dubai hotels recorded a high occupancy rate. Emaar has led the UAE’s recent property market recovery, with several of the developer’s new residential projects selling out upon launch. Earnings growth for Emaar, the emirate’s largest property developer, could, in our view, potentially benefit from the UAE’s continued property market recovery and Dubai’s strengthening position as the Middle East’s tourism center.

Tata Consultancy’s share price reached a multi-year high in the first half of the period after the company reported stronger-than-expected earnings results for its fiscal third-quarter 2013 (ended December 31, 2012), during which the company closed several large deals across industries and regions. Additionally, the company reported strong growth across its business segments for fiscal year 2013, particularly in consulting, business intelligence and enterprise solutions, and provided encouraging guidance for fiscal year 2014 that supported investor sentiment. We believe that IT outsourcing is an attractive, growing industry and that Tata Consultancy, as an industry leader, is well positioned to potentially benefit from the industry’s continued growth. The company delivered solid margin performance for its fiscal year 2013, and in our assessment, continued weakness in the Indian rupee could further drive demand and profit margin growth.

Great Wall Motor benefited from consistently delivering stronger-than-expected earnings results, with first-quarter earnings driven largely by its better product mix and China’s continued SUV demand growth. The automaker’s China H shares reached a record high during the period as investors welcomed the automaker’s new lineup of revamped SUVs, as well as new sedan and pickup models.2 We believe that the automaker, which has a leading local brand, could potentially benefit from China’s greater SUV demand growth and the likelihood of increased exports, given the competitiveness of its products in international markets, particularly in Russia, Australia and South Africa.

2. “China H” denotes shares of China-incorporated, Hong Kong Stock Exchange-listed companies with most businesses in China.

In contrast, key detractors from the Fund’s absolute performance included Antofagasta, a Chilean copper mining group; AmBev (Companhia de Bebidas das Americas), one of the world’s largest beer and soft drink producers; and Souza Cruz, a major Brazilian cigarette company. Investor concerns about copper demand growth caused Antofagasta’s share price to decline, along with those of many copper mining companies, despite the company’s solid first-quarter earnings. Antofagasta’s announcement that it was resuming a copper mine construction project, seen by many investors as only marginally profitable, also contributed to the share price weakness.

Brazil’s currency depreciation, tax hikes, anti-government demonstrations in June, and concerns about slower global economic growth and the potential effects of the U.S. Federal Reserve Board’s tapering of its asset purchase program led many foreign investors to sell Brazilian stocks. This environment negatively affected AmBev’s and Souza Cruz’s share prices, which reached period lows before recovering near period-end. In our assessment, these companies’ strong operations, low debt levels, good dividend yields and popular brands make them attractive investments. In our view, AmBev and Souza Cruz could continue to increase their market share as Brazilian consumers may become wealthier and more discerning.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

In the past six months, our continued search for investments we considered to be attractively valued led us to increase the Fund’s holdings in Saudi Arabia and Singapore and to initiate positions in the Philippines and Taiwan. We also added to our investment in Switzerland and initiated positions in the U.K. as we identified companies listed in these developed countries that had significant emerging market operations and that we believed were well positioned, as a result, to benefit from stronger personal income and consumer demand growth in emerging market countries. We undertook some of our largest purchases in real estate; textiles, apparel and luxury goods; consumer products; wireless telecommunication services; and hotels, restaurants and

Semiannual Report | 5

leisure companies. Key purchases included new positions in Unilever, a U.K.-listed global consumer products company that derives more than 50% of its sales from emerging and frontier markets; Shin, a major telecommunications group in Thailand; and Melco Crown Entertainment, one of only six casino operators in Macau, the world’s largest gaming market.

Conversely, we closed the Fund’s position in Kazakhstan and reduced investments in Russia, Indonesia, India and China via China H and Red Chip shares as certain stocks reached their sale targets and to focus on stocks we considered to be more attractively valued within our investment universe.3 We reduced the Fund’s holdings largely in commercial banks; metals and mining; automobiles; and oil, gas and consumable fuels companies. Key sales included elimination of the Fund’s position in Brazilian iron ore producer Vale and reduction of the Fund’s investments in Indonesian car and motorcycle manufacturer Astra International, and Chinese oil and gas company PetroChina.

Thank you for your continued participation in Emerging Markets Series.

We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although his-
torical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3. “Red Chip” denotes shares of Hong Kong Stock Exchange-listed companies with significant exposure to China.

6 | Semiannual Report

Performance Summary as of 6/30/13

Emerging Markets Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Endnotes

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency fluctuations, economic instability and political developments. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect past expense reductions, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operat-
ing expenses to become higher than the figures shown.

Semiannual Report | 7

Your Fund’s Expenses

Emerging Markets Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

8 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 9

Foreign Equity Series

Your Fund's Goal and Main Investments: Foreign Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities.

Geographic Breakdown
Foreign Equity Series
Based on Total Net Assets as of 6/30/13

Europe	68.4%
Asia	23.7%
North America	3.4%
Latin America & Caribbean	1.9%
Short-Term Investments & Other Net Assets	2.6%

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **ftinstitutional.com** or call a Franklin Templeton Institutional Services representative at **(800) 321-8563** for most recent month-end performance.*

We are pleased to bring you Foreign Equity Series' (Fund's) semiannual report for the period ended June 30, 2013.

Performance Overview

For the six months under review, the Fund's Primary shares delivered a +1.33% cumulative total return. For comparison, the Fund's benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which tracks stock market performance in global developed and emerging markets excluding the U.S., posted a +0.27% total return for the same period.[1] Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 17.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 43.

10 | Semiannual Report

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Manager’s Discussion

It appears to us that the tide has been turning. We continued to see declining stock market correlations, as we noted in our December annual report. We viewed this development as a sign that investors were refocusing on company fundamentals after an extended period of being distracted by economic story-lines and speculation. Stock market correlations had recently reached an all-time high, suggesting to us that investors had never focused more on economic conditions and, inversely, paid less attention to fundamentals. It seemed intuitive that a market that ignores fundamentals will almost certainly misprice stocks; therefore, we viewed unusually high correlations as an opportunity for bottom-up, fundamental investors. During the six months under review, we also observed a notable regional divergence in economic variables including gross domestic product (GDP) growth, inflation and monetary policy. Following coordinated policy easing in the aftermath of the global financial crisis, economic reports and central bank actions have grown more nuanced and regionally specific. Europe remained mired in a recession, although Germany and certain northern European countries provided strength. Although emerging market growth generally decelerated, many developing economies continued to expand faster than global GDP. The U.S. economy modestly recovered with healthy private sector demand offsetting fiscal cuts. Consequently, central bank approaches diverged, with emerging markets tightening, Japan aggressively loosening, Europe maintaining its vigilance and the U.S. weighing the timing of exiting quantitative easing.

As stock correlations fell during the first half of 2013, the Fund’s performance improved on both absolute and relative bases. The Fund’s Primary Shares delivered respectable absolute gains and not only outperformed the benchmark MSCI ACWI ex USA Index for the year-to-date and second-quarter periods, but also on trailing one-, two-, three-, five-, 10- and 15-year horizons, as well as since inception. Many investors still did not appear to recognize that over time stock prices reflect business values, not economic variables or political trends. Although correlations fell, they remained well above the historical average, and periodic volatility during the period highlighted the financial markets’ continued sensitivity to top-down trends. Although economic and political

Semiannual Report | 11

affairs’ market influence may persist for some time as global markets are nurtured by policy support, we remained encouraged by falling correlations and their positive implications for the Fund’s company fundamentals-driven portfolio.

We were also encouraged to see certain higher-conviction Fund allocations deliver robust returns. A long-standing overweighting and stock selection in the health care sector helped the Fund’s positions outperform the benchmark’s sector allocation.2 We began building positions in many pharmaceutical companies in the late 2000s, when concerns about an impending patent cliff and high-profile research and development (R&D) disappointments resulted in low valuations. We did not expect some of the world’s most profitable and, in our view, innovative companies to allow revenues to evaporate. We focused on firms that seemed to us most proactively preparing for patent expirations by shifting product mixes to longer duration assets, improving R&D productivity and cutting costs. With the patent cliff now largely passed, these investments began to reward us, led by major pharmaceuticals developers Sanofi (France) and GlaxoSmithKline (U.K.), each among the Fund’s top five holdings. Also among the period’s top performers were specialty drugmakers Roche Holding (Switzerland), Elan (Ireland), Merck (Germany) and Bayer (Germany). Even following the sector’s recent gains, we believe health care still offered lower valuations and more secure dividend streams than other defensive sectors, and we remained favorable toward our reasonably valued pharmaceuticals and biotechnology holdings given our assessment of their long-term total return potential.

We believe strategically investing in undervalued stocks is not the only element critical to long-term investment success; knowing what overvalued stocks to avoid is also essential. For example, our discipline in what we viewed as the overvalued materials sector also benefited relative performance during the semi-annual review period.3 Although we held overweighted allocations many years ago, when the market focused elsewhere, in recent years accelerated emerging market growth and surging commodity prices led to what we viewed as speculative excesses in the metals and mining industry; consequently, we found few bargain opportunities. Our analysis suggested managements displayed poor capital discipline, exacerbating industrial overcapacity and pressuring spot prices as it seemed to us nearly everyone invested simultaneously. The industry also grew overly reliant on China as the source of marginal commodity demand, which became a liability once China sought to transform its investment-based industrial economy into a consumer-based model capable of

2. The health care sector comprises biotechnology, health care equipment and supplies, and pharmaceuticals in the SOI.

3. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and mining in the SOI.

12 | Semiannual Report

producing higher-value goods and services. Commodity prices declined during the review period as emerging market growth slowed, inflation remained subdued and the U.S. dollar strengthened. Thus, our materials sector underweighting was a large contributor to relative performance. In addition, the Fund’s contrarian allocations in depressed building aggregate companies —cement makers CRH (Ireland) and Heidelberg Cement (Germany) — also supported outperformance amid improvements in the outlook for housing and infrastructure projects in developed markets.

We found what we believed were better cyclical opportunities outside the materials sector. The Fund’s stock selection in the industrials and energy sectors helped relative performance during the period.4 The industrials sector was supported by airline investments, with U.K.-based carrier International Consolidated Airlines Group’s stock rallying. Ongoing efforts by airlines to stay profitable and competitive also buoyed aircraft manufacturers such as Embraer (Brazil), which benefited from new orders as airlines upgraded fleets. Embraer’s stock posted a healthy gain during the period, in contrast to a notable loss for Brazil’s stock market. Energy holdings performed better than the MSCI ACWI ex USA Index despite oil prices’ lack of direction. Given the formidable challenges in forecasting oil prices with any degree of certainty, we focused on energy companies that did not appear to us overly dependent on an extended period of high oil prices. Many integrated oil firm stocks traded near record-low valuation levels, which we viewed as unwarranted given their balance sheet strength, dividend sustainability and asset value support. For oil services companies, earnings continued to recover from cyclical lows and demand for expensive and complex rig platforms remained robust, although many stocks still traded well below their long-term average valuation levels.

Conversely, isolated weakness among the Fund’s information technology holdings weighed on relative performance.5 South Korean consumer electronics giant Samsung Electronics’ share price declined as concerns arose about the sustainability of margins in the firm’s handset business and the negative impact of a weaker Japanese yen on South Korean exporters. However, our analysis indicated the loss of competitiveness by Japanese consumer electronics manufacturers could limit any long-term impact from currency fluctuations, and Samsung’s share price did not reflect the firm’s ample cash position, managerial track record and leadership in notably profitable business lines. We viewed recent share price weakness as a temporary setback; even after this period’s sell-off, Samsung has delivered a total return of more than 600% since the

4. The industrials sector comprises air freight and logistics, airlines, industrial conglomerates, professional services, and trading companies and distributors in the SOI. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI.
5. The information technology sector comprises communications equipment, semiconductors and semiconductor equipment, and software in the SOI.

Semiannual Report | 13

Fund established a position in 2001. The Fund’s underweighting and selection in consumer discretionary stocks also hurt relative performance.6 We viewed modest declines among auto parts manufacturers as long-term buying opportunities rather than reasons for concern.

The Fund’s underweighted allocation to the consumer staples sector also detracted from relative performance as cautious, income-oriented equity investors bid up valuations in the defensive sector.7 We continued to find few bargain opportunities, in our view, amid the sector’s popularity and believed many stocks remained vulnerable to increasing competitive forces and margin pressures. We found what we considered to be more attractive defensive opportunities in the telecommunication services sector, which offered one of the highest dividend yields among global market sectors and solid exposure to fast-growing mobile markets in developing countries.8 However, a slowdown in emerging market growth and continued competitive pressures and regulatory uncertainty negatively affected our overweighted allocation during the period, resulting in relative underperformance. Among the Fund’s biggest sector laggards was China Telecom, China’s third-largest mobile operator. The firm’s share price retreated because of concerns about the company’s subsidization of Apple’s iPhone, which has helped grow market share among high-value customers at the expense of near-term profitability. We believe China Telecom is pursuing a sensible growth strategy, and near-term pressures obscured considerable long-term value.

From a regional standpoint, stock selection in and an overweighted allocation to Europe buoyed relative returns, and we continued to find opportunities we considered attractive. Following hard-won fiscal progress, painful austerity measures began to ease. Germany, and the committee led by the European Commission, the European Central Bank and the International Monetary Fund (“Troika”) that organized loans to the Greek, Irish, Portuguese and Cyprus governments, have become increasingly flexible dealing with the peripheral countries. The Troika has acknowledged progress by extending debt repayment deadlines and shifting the focus from emergency austerity measures to structural growth reforms intended to propel sustainable economic recovery. From our perspective, such encouraging progress was not reflected in valuations or corporate profit margins during the period. European stocks remained at the widest discount on record to the U.S. market based on the cyclically adjusted price-to-earnings ratio, and profits (outside of Germany) remained near 2009 lows.

6. The consumer discretionary sector comprises auto components, automobiles, household durables, leisure equipment and products, multiline retail and speciality retail in the SOI.
7. The consumer staples sector comprises food and staples retailing, and food products in the SOI.
8. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunica-
tion services in the SOI.

14 | Semiannual Report

Stock selection in Asia weighed on relative performance. We identified fewer opportunities in Asia, although conditions became more interesting to us across much of the region. Following a sustained emerging market stock sell-off punctuated by the biggest weekly outflows on record at period-end, emerging markets stocks traded at the cheapest level relative to developed market stocks on a price-to-book basis since 2006. Japan, another Fund underweighting, also looked cheap to us on a price-to-book basis, although this modest valuation seemed to reflect an average return on equity roughly 50% lower than that of global markets. The region looked significantly less cheap based on price-to-earnings multiples; at 25 times 2012 earnings, Japan was among the highest valued developed markets. Although we continued to find some opportunities, significant risks remained that the Bank of Japan’s radical policy reforms may not accomplish the structural changes needed for Japanese companies to gain competitiveness and improve profitability.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

Overall, equity valuations remained selectively attractive to us during the period, and managements impressively restored corporate profitability and balance sheet strength in a challenging environment. Policymakers also deserved credit for stabilizing key regions, and many economies were experiencing modest recoveries after the worst global recession in recent history. However, we believe growth still needs to be self-sustained in a more normal yield environment for investors to maintain confidence in equity earnings and valuations. If capital misallocation, moral hazard and sovereign fiscal impairment arise, that could lead to volatility and realized losses in some asset classes. In this environment, we believe diversified equity stakes in productive businesses are among the best propositions for long-term investors, and we remain confident in the capital preservation and appreciation prospects of the Fund’s value-oriented portfolio.

Semiannual Report | 15

Thank you for your continued participation in Foreign Equity Series. We look forward to serving your future investment needs.

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

16 | Semiannual Report

Performance Summary as of 6/30/13

Foreign Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or invest-
ments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment deci-
sions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
3. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
4. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operat-
ing expenses to become higher than the figures shown.

Semiannual Report | 17

Your Fund’s Expenses

Foreign Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

18 | Semiannual Report

Semiannual Report | 19

Foreign Smaller Companies Series

Your Fund's Goal and Main Investments: Foreign Smaller Companies Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Geographic Breakdown
Foreign Smaller Companies Series
Based on Total Net Assets as of 6/30/13

Europe 39.9%
Asia 38.4%
North America 11.1%
Latin America & Caribbean 2.7%
Australia & New Zealand 1.2%
Short-Term Investments & Other Net Assets 6.7%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit ***ftinstitutional.com*** *or call a Franklin Templeton Institutional Services representative at* ***(800) 321-8563*** *for most recent month-end performance.*

We are pleased to bring you Foreign Smaller Companies Series' (Fund's) semiannual report for the period ended June 30, 2013.

Performance Overview

The Fund delivered a +6.23% cumulative total return for the six-month period ended June 30, 2013. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which tracks global developed and emerging market small-cap equities, excluding the U.S., posted a +2.05% total return.[1] Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 24.

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 49.

20 | Semiannual Report

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company’s price/earnings ratio, profit margins, liquidation value and other factors.

Manager’s Discussion

During the six months under review, several holdings contributed to Fund performance. Hong Kong-based Techtronic Industries is a brand leader in power tools recognized for product innovation and product extension. The company has continued to gain market share through better innovation than its competitors, in our view, and shares benefited during the period from a solid set of financial results. With restructuring at an end, the company has the potential to generate a sharp increase in margins, in our assessment, despite the prospect of higher costs.

China-based AAC Technologies Holdings is the leading supplier of components for wireless handsets. The company continued to benefit from positive long-term secular trends. High entry barriers could, in our view, allow the company to continue earning healthy returns.

Sumitomo Rubber Industries is the second-largest Japanese tire maker, with a market share of 22% in Japan and a 3% market share globally. The company has shown solid operational performance and strong pricing power in the tire industry. During the period, Sumitomo Rubber reported profits that exceeded consensus expectations which, in addition to positive investor reaction to the Bank of Japan’s aggressive policy action, drove share price appreciation.

In contrast, several holdings detracted from Fund performance during the reporting period. HudBay Minerals, an integrated zinc and copper producer, holds assets in North and Central America. Independent credit rating agency Moody’s Investors Service downgraded the company during the period and it was hampered by weaker-than-expected metals prices that reduced earnings and weakened liquidity. Looking at the longer term, we believe an increase in metal prices and announced acquisitions could lead to a rise in production, reserves, net asset value and earnings.

Emeco Holdings is the leading supplier of heavy earthmoving equipment rentals to the Australian mining industry. The company’s focus is on coal and gold, with a growing presence in iron ore. Shares lost value during the period as weak commodity prices pressured the company. Over the longer term, in

Semiannual Report | 21

our assessment the trend for mining production volumes, which drives the utilization level of Emeco’s fleet, looks positive, and the company’s conservative balance sheet positions it well for solid long-term growth.

Headquartered in London, African Minerals is a minerals exploration and development firm. The company has a strong Sierra Leone-based iron ore production growth profile that could, in our view, help offset any potential further weakness in the underlying commodity price. Although the share price was weak during the period owing to global macroeconomic issues, we believe the company could benefit over the longer term from potentially strong revenue and earnings growth as a new project accelerates, tripling iron ore production, and from low-cost growth options that could increase production significantly over the next five years.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2013, the U.S. dollar increased in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment predominantly in securities with non-U.S. currency exposure.

22 | Semiannual Report

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Semiannual Report | 23

Performance Summary as of 6/30/13

Foreign Smaller Companies Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Endnotes

All investments involve risks, including possible loss of principal. The Fund invests in foreign securities, which can involve exposure to currency volatility and political, economic and regulatory uncertainty. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. The Fund’s investments in smaller company stocks carry special risks as such stocks have historically exhibited greater price volatility than large company stocks, particularly over the short term. Additionally, smaller companies often have relatively small revenues, limited product lines and small market share. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect past expense reductions, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operat-
ing expenses to become higher than the figures shown.

24 | Semiannual Report

Your Fund’s Expenses

Foreign Smaller Companies Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Semiannual Report | 25

26 | Semiannual Report

Global Equity Series

Your Fund's Goal and Main Investments: Global Equity Series seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies located anywhere in the world, including emerging markets.

Geographic Breakdown
Global Equity Series
Based on Total Net Assets as of 6/30/13

Europe
44.2%
North America
34.8%
Asia
16.7%
Australia & New Zealand
0.8%
Latin America & Caribbean
0.2%
Short-Term Investments & Other Net Assets
3.3%

*Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit **ftinstitutional.com** or call a Franklin Templeton Institutional Services representative at **(800) 321-8563** for most recent month-end performance.*

We are pleased to bring you Global Equity Series' (Fund's) semiannual report for the period ended June 30, 2013.

Performance Overview

For the six months under review, the Fund delivered a +9.01% total return. For comparison, the Fund's benchmark, the MSCI All Country World Index (ACWI), which tracks stock market performance in global developed and emerging markets, posted a +6.38% total return.[1] Please note index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary on page 33.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. Our in-depth fundamental research evaluates a company's potential to grow earnings, asset value and/or cash flow. We also consider a company's price/earnings ratio, profit margins and liquidation value.

Manager's Discussion

The Fund outperformed the benchmark MSCI ACWI during the six-month review period. The Fund also outperformed the benchmark for the trailing one-, two-, three-, five-year and since inception periods. As bottom-up investors, we were encouraged by the marked decline in stock market correlations following a notable global divergence in gross domestic product (GDP) growth, inflation and monetary policy. During the extraordinary central bank interventions of the past several years, it seemed investors were

1. Source: © 2013 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 55.

Semiannual Report | 27

Portfolio Breakdown
Global Equity Series
Based on Total Net Assets as of 6/30/13

Pharmaceuticals
9.8%
Commercial Banks
8.2%
Diversified Financial Services
7.0%
Oil, Gas & Consumable Fuels
6.0%
Biotechnology
5.8%
Software
5.6%
Insurance
4.5%
Multiline Retail
4.3%
Food & Staples Retailing
3.7%
Diversified Telecommunication Services
3.6%
Automobiles
3.3%
Health Care Equipment & Supplies
3.2%
Chemicals
2.8%
Energy Equipment & Services
2.7%
Other
26.2%
Short-Term Investments & Other Net Assets
3.3%

overly focused on economic and political developments and largely inattentive to stock valuations and business fundamentals. It seemed intuitive to us that a market that ignores fundamentals will almost certainly misprice stocks; therefore, we viewed unusually high correlations as an opportunity for value-oriented investors. Even though correlations fell, economic headlines remained in focus during the first half of 2013 and contributed to market volatility. Although various developments suggested that challenges remained, these economic events proved notably short-lived and well contained.

Some European countries, such as Germany and in Scandinavia, provided strength during the review period. Although emerging market growth generally decelerated, many developing economies continued to expand faster than global GDP. The U.S. economy modestly recovered with healthy private sector demand offsetting fiscal cuts. Consequently, central bank approaches diverged, with emerging markets tightening, Japan aggressively loosening, Europe maintaining its vigilance and the U.S. weighing the timing of exiting quantitative easing. This increasingly nuanced global market landscape helped investors refocus on fundamentals, supporting our long-held value convictions. Across many sectors and regions, Fund stock selection buoyed relative performance, highlighting the benefits of our fundamental value approach in a normalizing market environment.

A long-standing overweighting and stock selection in the health care sector helped the Fund's positions outperform the benchmark's sector allocation.[2] We began building positions in many pharmaceutical companies in the late 2000s, when concerns about an impending patent cliff and high-profile research and development disappointments resulted in low valuations. We did not expect some of the world's most profitable and, in our view, innovative companies to allow revenues to evaporate. We focused on firms that seemed to us most proactively preparing for patent expirations by shifting product mixes to longer duration assets, improving research and development productivity and cutting costs. With the patent cliff now largely passed, these investments began to reward us, led by specialty pharmaceuticals manufacturers, including U.S.-based biopharmaceutical specialist Salix Pharmaceuticals.[3] We began building our position after negative regulatory news depressed the stock's valuation well below our assessment of the company's intrinsic value, even excluding Salix's promising pipeline; we relied solely on conservative assumptions for already-approved drugs. Since our purchase, Salix's shares rallied, based on better-than-expected earnings and positive guidance, and sentiment appeared to improve. Even following recent gains, we believe health care still

2. The health care sector comprises biotechnology, health care equipment and supplies, life sciences tools and services, and pharmaceuticals in the SOI.
3. This holding is not an index component.

28 | Semiannual Report

offered lower valuations and more secure dividend streams than other defensive sectors, and we remained favorable toward our reasonably valued pharmaceuticals and biotechnology holdings given our assessment of their long-term total return potential.

An even-weighted Fund allocation in the materials sector also outperformed, aided by stock selection in the metals and mining industry.4 Our analysis suggested managements displayed poor capital discipline, exacerbating industrial overcapacity and pressuring spot prices as it seemed to us nearly everyone invested simultaneously. The industry also grew overly reliant on China as the source of marginal commodity demand, which became a liability once China sought to transform its investment-based industrial economy into a consumer-based model capable of producing higher value goods and services. We remained underweighted in the metals and mining industry, although recent stock declines created opportunities that appeared interesting to us. One opportunity led us to invest in Australian steel manufacturer Bluescope Steel, a top contributor during this period.3 Following share price weakness related to a rights issue and headwinds in the domestic construction market for Bluescope, we initiated a position in the stock at a valuation we viewed as low. Shares rallied after Bluescope brought its full Australian steel capacity back on-line and entered a joint venture with Japan’s Nippon Steel that could alleviate balance sheet concerns and improve exposure to high-growth international markets. Elsewhere in the sector, the Fund benefited from holdings in out-of-favor cyclical chemicals companies, including U.S.-based LyondellBasell Industries and building materials firms CRH (Ireland) and HeidelbergCement (Germany).

Among other cyclical sectors, we found stock values in information technology (IT), industrials and especially financials, each of which represented higher Fund allocations than materials, and each outperformed the benchmark during the period.5 The Fund’s financials holdings, at slightly below the benchmark’s weighting, offered differentiated value prospects enhanced by our concentration in deep-value European banks and insurers and financial services firms in higher growth regions. Leading sector returns was Voya Financial, a top provider of employee-sponsored U.S. pension plans.6 Voya was spun off from Dutch financial services firm ING Groep late in the period.

4. The materials sector comprises chemicals, construction materials, containers and packaging, and metals and min-
ing in the SOI.
5. The IT sector comprises semiconductors and semiconductor equipment, and software in the SOI. The industrials sector comprises air freight and logistics, airlines and industrial conglomerates in the SOI. The financials sector com-
prises capital markets, commercial banks, diversified financial services, insurance, and thrifts and mortgage finance in the SOI.
6. Listed as ING U.S. in the SOI.

Semiannual Report | 29

Our conservative analysis valued the firm’s closed variable annuity book at zero and even assigned a discount to the 401(k) unit. The share price climbed following the company’s May initial public offering as investors took note of this value proposition. While many of our financials holdings performed well recently, in our view the stocks shifted from profoundly undervalued to very cheap. Many of our holdings aggressively restructured to restore profitability and meet stricter capital requirements, and we saw additional performance potential as profits and book values continued to normalize. Stock selection also supported relative performance in IT and industrials. A diverse group of semiconductors and hardware manufacturers led the IT sector, and industrials benefited from strong gains for U.K.-based air carrier International Consolidated Airlines Group.3

Underperforming Fund sectors included energy, telecommunication services and consumer staples.7 Stock selection in the Fund’s underweighted allocation to energy was a notable detractor, hampered by China-based holdings China Coal Energy and China Shenhua Energy, the country’s two largest coal miners. Slowing economic growth and the increasing use of hydropower generation hurt demand for the companies during a time when supply expanded. However, our analysis indicated supply was likely to reach normalized levels, with significant production cuts among larger and smaller miners beginning during the past year. Coal still accounted for 80% of Chinese power generation, and the depressed valuations for the two companies left considerable potential for performance if demand recovers and supply rebalances. Elsewhere in the energy sector, we found certain opportunities among integrated oil companies and oilfield services firms trading at valuations we considered modest and offering strong balance sheets, sustainable dividends and considerable asset value support.

Telecommunication services holdings also detracted from relative performance, pressured by China Telecom, China’s third-largest mobile operator. The firm’s share price retreated because of concerns about the company’s subsidization of Apple’s iPhone, which has helped grow market share among high-value customers at the expense of near-term profitability. We continued to uncover selective values in global telecommunications. A slowdown in emerging market growth and continued competitive pressures and regulatory uncertainty kept valuations low, creating opportunities in a sector offering what we viewed as excellent long-term global growth prospects and the market’s highest dividend yield. Among defensive market segments, we were less

7. The energy sector comprises energy equipment and services; and oil, gas and consumable fuels in the SOI. The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The consumer staples sector comprises beverages, food and staples retailing and food products in the SOI.

30 | Semiannual Report

favorable toward consumer staples, which became popular and to us, expensive in recent years as skeptical investors sought conservative means of stock market exposure. We continued to find few bargain opportunities amid the sector’s popularity and believed many stocks remained vulnerable to increasing competitive forces and margin pressures.

From a regional standpoint, stock selection helped offset unfavorable allocations, notably for the Fund’s European holdings, which outperformed the benchmark’s return during the period. Stock selection in the U.S. also contributed to performance, as the Fund’s U.S. holdings outperformed the benchmark’s U.S. stocks and overcame a detractive underweighting in the country. Asian stocks were the Fund’s sole regional detractors, hampered mainly by an overweighting and stock selection in China. As we continued searching globally for bargains, we maintained a significant overweighting in Europe as valuations remained reasonable to us and fundamentals attractive. Hard-won fiscal progress was realized and policymakers began to shift the focus from crisis-driven austerity measures to structural growth reforms intended to promote sustainable economic recovery. In our view, such progress was still not reflected in valuations or corporate profit margins during the period. European stocks remained at the widest discount on record to the U.S. market based on the cyclically adjusted price-to-earnings ratio, and profits (outside of Germany) remained near 2009 lows.

It is important to recognize the effect of currency movements on the Fund’s performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the six months ended June 30, 2013, the U.S. dollar rose in value relative to most currencies. As a result, the Fund’s performance was negatively affected by the portfolio’s investment substantially in securities with non-U.S. currency exposure.

Overall, equity valuations remained selectively attractive to us during the period, and managements impressively restored corporate profitability and balance sheet strength in a challenging environment. Policymakers also deserved credit for stabilizing key regions, and many economies were experiencing modest recoveries after the worst global recession in recent history. However, in our view, growth still needs to be self-sustained in a more normal yield environment for investors to maintain confidence in equity earnings and valuations. If capital misallocation, moral hazard and sovereign fiscal impairment arise, that could lead to volatility and realized losses in some asset

Semiannual Report | 31

classes. In this environment, we believe diversified equity stakes in productive businesses are among the best propositions for long-term investors, and we remain confident in the capital preservation and appreciation prospects of the Fund’s value-oriented portfolio.

Thank you for your continued participation in Global Equity Series. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2013, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

32 | Semiannual Report

Performance Summary as of 6/30/13

Global Equity Series

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses on the sale of Fund shares.

Endnotes

All investments involve risks, including possible loss of principal. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments; investments in emerging markets involve heightened risks related to the same factors. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or invest-
ments. Current political uncertainty surrounding the European Union (EU) and its membership may increase market volatility. The financial instability of some countries in the EU, including Greece, Italy and Spain, together with the risk of that impacting other more stable countries, may increase the economic risk of investing in companies in Europe. The Fund is actively managed but there is no guarantee that the manager’s investment deci-
sions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Fund investment results reflect past expense reductions, without which the results would have been lower.
2. Cumulative total return represents the change in value of an investment over the periods indicated.
3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.
4. These figures represent the value of a hypothetical $1,000,000 investment in the Fund over the periods indicated.
5. Figures are as stated in the current prospectus. In periods of market volatility, assets may decline significantly, causing total annual Fund operat-
ing expenses to become higher than the figures shown.

Semiannual Report | 33

Your Fund’s Expenses

Global Equity Series

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases, if applicable; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) of the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) of the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the Fund’s actual expense ratio and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

34 | Semiannual Report

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges, if applicable. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

Semiannual Report | 35

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

36 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited)

Emerging Markets Series	Industry	Shares	Value
Closed End Funds 0.6%			
Romania 0.6%			
[a]SIF Banat-Crisana	Diversified Financial Services	479,750	$ 159,444
SIF Moldova	Diversified Financial Services	742,852	268,541
SIF Muntenia	Diversified Financial Services	413,200	82,636
SIF Oltenia	Diversified Financial Services	702,632	293,331
SIF Transilvania	Diversified Financial Services	1,643,689	257,564
Total Closed End Funds (Cost $1,091,226)			1,061,516
Common Stocks 83.2%			
Australia 1.0%			
BHP Billiton Ltd.	Metals & Mining	61,352	1,760,635
Austria 0.7%			
Raiffeisen Bank International AG	Commercial Banks	43,699	1,274,130
Brazil 15.5%			
Companhia de Bebidas das Americas (AmBev)	Beverages	453,927	16,807,661
M Dias Branco SA	Food Products	52,600	1,992,471
Souza Cruz SA	Tobacco	714,067	8,826,123
			27,626,255
Chile 0.6%			
Antofagasta PLC	Metals & Mining	82,359	996,096
China 7.4%			
China Mobile Ltd.	Wireless Telecommunication Services	182,000	1,905,427
China Overseas Land & Investment Ltd.	Real Estate Management & Development	778,800	2,033,368
CNOOC Ltd.	Oil, Gas & Consumable Fuels	1,522,000	2,582,471
Great Wall Motor Co. Ltd., H	Automobiles	452,859	1,944,340
[a]Melco Crown Entertainment Ltd., ADR	Hotels, Restaurants & Leisure	161,593	3,613,219
PetroChina Co. Ltd., H	Oil, Gas & Consumable Fuels	1,096,000	1,165,815
			13,244,640
Colombia 0.9%			
Bancolombia SA, ADR	Commercial Banks	16,500	932,250
Ecopetrol SA, ADR	Oil, Gas & Consumable Fuels	16,521	694,873
			1,627,123
Hong Kong 7.8%			
Dairy Farm International Holdings Ltd.	Food & Staples Retailing	335,919	4,034,387
Giordano International Ltd.	Specialty Retail	1,290,576	1,129,844
I.T Ltd.	Specialty Retail	1,738,000	622,959
Luk Fook Holdings (International) Ltd.	Specialty Retail	718,720	1,668,005
[b]Luk Fook Holdings (International) Ltd., 144A	Specialty Retail	61,000	141,569
MGM China Holdings Ltd.	Hotels, Restaurants & Leisure	783,400	2,090,831
SJM Holdings Ltd.	Hotels, Restaurants & Leisure	1,752,602	4,221,095
			13,908,690

Semiannual Report | 37

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
Hungary 0.1%			
OTP Bank PLC	Commercial Banks	8,980	$ 188,425
India 4.2%			
Tata Consultancy Services Ltd.	IT Services	215,131	5,486,955
Tata Motors Ltd.	Automobiles	412,532	1,950,299
			7,437,254
Indonesia 4.2%			
PT Astra International Tbk	Automobiles	5,168,000	3,644,937
PT Bank Central Asia Tbk	Commercial Banks	1,484,772	1,495,992
PT Bank Rakyat Indonesia (Persero) Tbk	Commercial Banks	2,921,000	2,280,882
			7,421,811
Kenya 1.2%			
Equity Bank Ltd.	Commercial Banks	3,103,699	1,130,426
Kenya Commercial Bank Ltd.	Commercial Banks	1,859,100	801,710
Safaricom Ltd.	Wireless Telecommunication Services	3,341,800	257,061
			2,189,197
Mexico 1.3%			
Kimberly Clark de Mexico SAB de CV, A	Household Products	699,881	2,295,126
Nigeria 1.6%			
FBN Holdings PLC	Commercial Banks	12,601,098	1,387,803
Nigerian Breweries PLC	Beverages	1,631,580	1,567,032
			2,954,835
Philippines 1.0%			
Ayala Corp.	Diversified Financial Services	139,180	1,872,956
Qatar 2.5%			
Industries Qatar QSC	Industrial Conglomerates	103,270	4,470,575
Russia 3.1%			
CTC Media Inc.	Media	15,500	172,360
[c]LUKOIL Holdings, ADR	Oil, Gas & Consumable Fuels	39,570	2,270,329
[c]LUKOIL Holdings, ADR (London Stock Exchange)	Oil, Gas & Consumable Fuels	16,650	955,294
Mining and Metallurgical Co. Norilsk Nickel, ADR	Metals & Mining	54,266	781,702
[a]TNK-BP Holding	Oil, Gas & Consumable Fuels	969,847	1,369,943
			5,549,628
Singapore 1.4%			
K-REIT Asia	Real Estate Investment Trusts (REITs)	1,886,796	1,928,113
Keppel Corp. Ltd.	Industrial Conglomerates	68,982	566,118
			2,494,231
South Africa 4.7%			
Remgro Ltd.	Diversified Financial Services	352,455	6,774,483
Tiger Brands Ltd.	Food Products	54,835	1,641,859
			8,416,342

38 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Emerging Markets Series	Industry	Shares	Value
Common Stocks (continued)			
South Korea 3.9%			
Grand Korea Leisure Co. Ltd.	Hotels, Restaurants & Leisure	51,536	$ 1,596,967
LG Fashion Corp.	Textiles, Apparel & Luxury Goods	10,045	247,960
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	4,322	5,077,139
			6,922,066
Sweden 0.5%			
Oriflame Cosmetics SA, SDR	Personal Products	28,566	904,261
Switzerland 2.3%			
Compagnie Financiere Richemont SA	Textiles, Apparel & Luxury Goods	46,004	4,067,983
Taiwan 0.7%			
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	338,000	1,251,852
Thailand 7.0%			
Advanced Info Service PCL, fgn.	Wireless Telecommunication Services	37,300	337,784
Kasikornbank PCL, fgn.	Commercial Banks	993,148	6,251,028
Shin Corp. PCL	Wireless Telecommunication Services	1,333,200	3,724,740
Thai Beverage PCL	Beverages	4,495,400	2,092,946
			12,406,498
Turkmenistan 0.5%			
Dragon Oil PLC	Oil, Gas & Consumable Fuels	104,054	904,797
United Arab Emirates 2.7%			
Emaar Properties PJSC	Real Estate Management & Development	3,380,768	4,767,868
United Kingdom 4.2%			
British American Tobacco PLC	Tobacco	70,000	3,586,887
Unilever PLC	Food Products	95,493	3,865,311
			7,452,198
United States 1.5%			
Avon Products Inc.	Personal Products	129,138	2,715,772
Vietnam 0.2%			
DHG Pharmaceutical JSC	Pharmaceuticals	43,900	180,113
Dong Phu Rubber JSC	Chemicals	48,240	110,334
			290,447
Zimbabwe 0.5%			
Delta Corp. Ltd.	Beverages	649,581	909,413
Total Common Stocks (Cost $102,232,160)			148,321,104

Semiannual Report | 39

See Abbreviations on page 78.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30,
2013, the aggregate value of these securities was $5,737,974, representing 3.22% of net assets.
cAt June 30, 2013, pursuant to the Fund’s policies and the requirements of applicable securities law, the Fund may be restricted from trading these securities for a limited or extended period of time due to ownership limits and/or potential possession of material non-public information.
dSee Note 1(d) regarding Participatory Notes.
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

40 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 41

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.
hExcludes the value of portfolio securities delivered as a result of a redemption in-kind.

42 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited)

Foreign Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests 96.6%			
Belgium 0.5%			
KBC GROEP NV	Commercial Banks	824,889	$ 30,713,667
Brazil 1.1%			
Embraer SA, ADR	Aerospace & Defense	1,685,150	62,165,184
Vale SA, ADR	Metals & Mining	18,900	248,535
			62,413,719
Canada 2.5%			
Ensign Energy Services Inc.	Energy Equipment & Services	883,500	13,680,867
Potash Corp. of Saskatchewan Inc.	Chemicals	1,420,130	54,149,557
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	5,237,230	59,777,201
Trican Well Service Ltd.	Energy Equipment & Services	1,381,900	18,375,386
			145,983,011
China 3.8%			
China Life Insurance Co. Ltd., H	Insurance	17,700,000	41,899,703
China Mobile Ltd.	Wireless Telecommunication Services	7,312,440	76,556,724
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	138,976,040	66,298,951
Shanghai Electric Group Co. Ltd.	Electrical Equipment	102,652,463	34,345,650
			219,101,028
France 10.2%			
Alstom SA	Electrical Equipment	778,430	25,493,203
AXA SA	Insurance	3,658,510	71,883,890
BNP Paribas SA	Commercial Banks	1,578,970	86,269,800
Cie Generale des Etablissements Michelin, B	Auto Components	970,869	86,818,361
Compagnie de Saint-Gobain	Building Products	945,580	38,278,321
GDF Suez	Multi-Utilities	1,149,940	22,519,647
Sanofi	Pharmaceuticals	1,318,229	136,617,786
Total SA, B	Oil, Gas & Consumable Fuels	1,655,763	80,831,670
Vivendi SA	Diversified Telecommunication Services	1,910,914	36,190,814
			584,903,492
Germany 10.6%			
Bayer AG	Pharmaceuticals	958,986	102,270,277
[a]Deutsche Lufthansa AG	Airlines	1,572,250	31,915,466
Deutsche Post AG	Air Freight & Logistics	1,710,417	42,512,425
HeidelbergCement AG	Construction Materials	648,910	43,643,255
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	6,978,264	58,405,343
Merck KGaA	Pharmaceuticals	540,159	82,297,614
Muenchener Rueckversicherungs-Gesellschaft AG	Insurance	403,213	74,212,685
SAP AG	Software	948,871	69,486,608
Siemens AG	Industrial Conglomerates	835,970	84,494,095
Software AG	Software	664,150	19,878,966
			609,116,734

Semiannual Report | 43

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Hong Kong 2.8%			
AIA Group Ltd.	Insurance	9,226,310	$ 39,077,648
Cheung Kong (Holdings) Ltd.	Real Estate Management & Development	2,705,540	36,697,350
Cheung Kong (Holdings) Ltd., ADR	Real Estate Management & Development	61,495	825,878
Hutchison Whampoa Ltd.	Industrial Conglomerates	4,350,520	45,743,578
Hutchison Whampoa Ltd., ADR	Industrial Conglomerates	12,387	259,198
Swire Pacific Ltd., A	Real Estate Management & Development	2,552,310	30,801,671
Swire Properties Ltd.	Real Estate Management & Development	2,759,317	8,218,235
			161,623,558
India 1.5%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	3,050,691	44,730,623
ICICI Bank Ltd.	Commercial Banks	2,284,428	41,048,945
			85,779,568
Ireland 2.0%			
CRH PLC	Construction Materials	27,730	561,273
CRH PLC (London Stock Exchange)	Construction Materials	3,658,930	74,260,709
[a]Elan Corp. PLC, ADR	Biotechnology	2,891,910	40,891,607
			115,713,589
Italy 2.8%			
Eni SpA	Oil, Gas & Consumable Fuels	2,970,475	61,013,664
Intesa Sanpaolo SpA	Commercial Banks	28,328,416	45,391,502
UniCredit SpA	Commercial Banks	11,350,672	53,159,017
			159,564,183
Japan 6.8%			
ITOCHU Corp.	Trading Companies & Distributors	4,075,100	47,040,926
Nikon Corp.	Leisure Equipment & Products	2,252,600	52,550,826
Nissan Motor Co. Ltd.	Automobiles	9,112,600	92,329,499
[a,b,c]Suntory Beverage & Food Ltd., 144A	Beverages	1,612,600	50,398,831
Toyota Motor Corp.	Automobiles	1,637,920	98,912,600
Trend Micro Inc.	Software	1,569,500	49,842,978
			391,075,660
Netherlands 7.1%			
Akzo Nobel NV	Chemicals	1,417,820	79,938,064
Fugro NV, IDR	Energy Equipment & Services	243,241	13,187,000
[a]ING Groep NV, ADR	Diversified Financial Services	25,175	228,841
[a]ING Groep NV, IDR	Diversified Financial Services	8,840,710	80,552,569
Koninklijke Philips NV	Industrial Conglomerates	2,533,905	69,082,000
Randstad Holding NV	Professional Services	706,581	28,971,215
[a]SBM Offshore NV	Energy Equipment & Services	3,065,203	51,568,441

44 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Netherlands (continued)			
TNT Express NV	Air Freight & Logistics	5,230,503	$ 39,229,332
Unilever NV, IDR	Food Products	1,191,116	46,907,839
			409,665,301
Norway 3.8%			
[a]Algeta ASA	Biotechnology	1,060,814	40,382,020
Statoil ASA	Oil, Gas & Consumable Fuels	3,420,470	70,566,377
Telenor ASA	Diversified Telecommunication Services	5,289,898	104,866,011
			215,814,408
Singapore 2.8%			
DBS Group Holdings Ltd.	Commercial Banks	6,197,313	75,800,633
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	28,824,360	85,750,907
			161,551,540
South Korea 5.2%			
Hyundai Mobis	Auto Components	143,693	34,338,401
KB Financial Group Inc.	Commercial Banks	1,061,585	31,780,643
KB Financial Group Inc., ADR	Commercial Banks	136,453	4,043,103
LG Electronics Inc.	Household Durables	738,143	47,167,751
POSCO	Metals & Mining	187,948	49,109,312
Samsung Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	112,518	132,177,132
			298,616,342
Spain 3.1%			
[a]Banco Santander SA	Commercial Banks	6,192,603	39,513,068
Inditex SA	Specialty Retail	208,819	25,778,389
Repsol SA	Oil, Gas & Consumable Fuels	2,817,326	59,444,862
Repsol SA, rts., 7/04/13	Oil, Gas & Consumable Fuels	2,817,326	1,569,550
[a]Telefonica SA	Diversified Telecommunication Services	4,248,980	54,449,590
			180,755,459
Sweden 1.4%			
Ericsson, B	Communications Equipment	3,575,800	40,494,436
Getinge AB, B	Health Care Equipment & Supplies	1,364,041	41,450,136
			81,944,572
Switzerland 8.6%			
Adecco SA	Professional Services	502,631	28,646,536
Credit Suisse Group AG	Capital Markets	3,164,647	83,901,580
Nestle SA	Food Products	658,656	43,185,415
Novartis AG	Pharmaceuticals	1,035,004	73,502,427

Semiannual Report | 45

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Foreign Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Switzerland (continued)			
Novartis AG, ADR	Pharmaceuticals	12,740	$ 900,845
Roche Holding AG	Pharmaceuticals	558,780	138,977,933
Swiss Re AG	Insurance	1,276,405	94,968,801
UBS AG (CHF Traded)	Capital Markets	12,029	204,716
UBS AG (USD Traded)	Capital Markets	1,814,754	30,760,080
			495,048,333
Taiwan 0.8%			
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	13,013,492	48,198,119
United Kingdom 18.3%			
Aviva PLC	Insurance	12,415,929	64,154,200
BAE Systems PLC	Aerospace & Defense	9,799,531	57,118,115
BP PLC	Oil, Gas & Consumable Fuels	9,888,199	68,481,425
BP PLC, ADR	Oil, Gas & Consumable Fuels	11,120	464,149
Carillion PLC	Construction & Engineering	6,792,790	28,533,712
GlaxoSmithKline PLC	Pharmaceuticals	4,862,082	121,879,811
HSBC Holdings PLC (HKD Traded)	Commercial Banks	7,832,501	82,051,935
[a]International Consolidated Airlines Group SA	Airlines	14,404,890	57,792,455
Kingfisher PLC	Specialty Retail	15,651,661	81,659,039
[a]Lloyds Banking Group PLC	Commercial Banks	74,149,040	71,197,071
Marks & Spencer Group PLC	Multiline Retail	9,522,010	62,408,239
Rexam PLC	Containers & Packaging	7,382,869	53,609,218
[a]Rolls-Royce Holdings PLC	Aerospace & Defense	1,634,466	28,176,291
[a,d]Rolls-Royce Holdings PLC, C	Aerospace & Defense	206,209,864	313,614
Royal Dutch Shell PLC, B, ADR	Oil, Gas & Consumable Fuels	1,423,392	94,328,188
Standard Chartered PLC	Commercial Banks	2,284,748	49,576,127
Tesco PLC	Food & Staples Retailing	5,559,810	28,032,553
Vodafone Group PLC	Wireless Telecommunication Services	36,622,784	104,656,100
			1,054,432,242
United States 0.9%			
ACE Ltd.	Insurance	593,730	53,126,960
Total Common Stocks and Other Equity Interests (Cost $4,397,799,007)			5,565,141,485
Preferred Stocks 0.8%			
Brazil 0.8%			
Petroleo Brasileiro SA, ADR, pfd.	Oil, Gas & Consumable Fuels	1,990,520	29,181,024
Vale SA, ADR, pfd., A	Metals & Mining	1,488,820	18,104,051
Total Preferred Stocks (Cost $50,021,245)			47,285,075
Total Investments before Short Term Investments (Cost $4,447,820,252)			5,612,426,560

46 | Semiannual Report

See Abbreviations on page 78.

aNon-income producing.
bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At June 30, 2013, the aggregate value of this security was $50,398,831 representing 0.87% of net assets.
cSecurity purchased on a delayed delivery basis. See Note 1(c).
dSecurity has been deemed illiquid because it may not be able to be sold within seven days. At June 30, 2013, the value of this security was $313,614, representing less than
0.01% of net assets.
eSee Note 7 regarding investments in the Institutional Fiduciary Trust Money Market Portfolio.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 47

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return is not annualized for periods less than one year.
fRatios are annualized for periods less than one year.
gBenefit of expense reduction rounds to less than 0.01%.

48 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited)

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests 92.7%			
Australia 1.2%			
Emeco Holdings Ltd.	Trading Companies & Distributors	5,510,272	$ 1,411,423
Iluka Resources Ltd.	Metals & Mining	622,371	5,687,757
Pacific Brands Ltd.	Distributors	4,246,409	2,719,230
			9,818,410
Austria 0.7%			
Wienerberger AG	Building Products	498,110	5,752,293
Bahamas 1.0%			
[a]Steiner Leisure Ltd.	Diversified Consumer Services	157,640	8,332,850
Belgium 1.3%			
Barco NV	Electronic Equipment, Instruments & Components	128,630	10,409,200
Bermuda 1.5%			
Axis Capital Holdings Ltd.	Insurance	264,080	12,089,582
Brazil 0.7%			
Diagnosticos da America SA	Health Care Providers & Services	748,500	3,895,464
Lojas Renner SA	Multiline Retail	58,000	1,662,793
			5,558,257
Canada 7.7%			
AGF Management Ltd.	Capital Markets	447,500	4,762,948
[a]ATS Automation Tooling Systems Inc.	Machinery	450,800	4,759,481
Canaccord Financial Inc.	Capital Markets	462,938	2,514,268
Dorel Industries Inc., B	Household Durables	207,500	7,243,306
Enerflex Ltd.	Energy Equipment & Services	354,300	4,549,436
Ensign Energy Services Inc.	Energy Equipment & Services	359,500	5,566,805
Genworth MI Canada Inc.	Thrifts & Mortgage Finance	349,800	8,164,828
HudBay Minerals Inc.	Metals & Mining	1,256,860	8,320,488
Mullen Group Ltd.	Energy Equipment & Services	468,000	10,175,945
Trican Well Service Ltd.	Energy Equipment & Services	421,400	5,603,436
			61,660,941
Cayman Islands 1.0%			
Stella International Holdings Ltd.	Textiles, Apparel & Luxury Goods	2,924,062	8,086,840
China 4.6%			
AAC Technologies Holdings Inc.	Communications Equipment	1,575,000	8,853,848
[a]Kingdee International Software Group Co. Ltd., fgn.	Software	32,088,000	5,916,211
MIE Holdings Corp.	Oil, Gas & Consumable Fuels	14,350,200	3,330,393
Prince Frog International Holdings Ltd.	Personal Products	5,921,100	4,099,602
Shenzhen Expressway Co. Ltd., H	Transportation Infrastructure	3,498,000	1,285,374
Springland International Holdings Ltd.	Multiline Retail	12,194,000	6,037,295
Yingde Gases	Chemicals	8,080,000	7,459,151
			36,981,874

Semiannual Report | 49

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Finland 3.9%			
Amer Sports OYJ	Leisure Equipment & Products	874,032	$ 16,109,602
Huhtamaki OYJ	Containers & Packaging	826,900	15,359,291
			31,468,893
France 1.8%			
[a]Beneteau	Leisure Equipment & Products	410,160	4,532,681
Ipsos	Media	270,090	10,193,559
			14,726,240
Germany 4.6%			
Gerresheimer AG	Life Sciences Tools & Services	183,763	10,644,182
Gildemeister AG	Machinery	262,620	5,857,417
Jenoptik AG	Electronic Equipment, Instruments & Components	270,240	3,340,645
[a]Kloeckner & Co. SE	Trading Companies & Distributors	716,655	7,654,835
Leoni AG	Auto Components	67,411	3,356,705
Rational AG	Machinery	17,070	5,722,546
			36,576,330
Greece 0.6%			
JUMBO S.A.	Specialty Retail	471,902	4,668,309
Hong Kong 5.0%			
Hopewell Holdings Ltd.	Industrial Conglomerates	436,500	1,452,008
Techtronic Industries Co. Ltd.	Household Durables	6,852,500	16,468,724
Texwinca Holdings Ltd.	Textiles, Apparel & Luxury Goods	2,291,000	2,132,688
VTech Holdings Ltd.	Communications Equipment	1,038,800	15,710,679
Yue Yuen Industrial Holdings Ltd.	Textiles, Apparel & Luxury Goods	1,793,500	4,636,398
			40,400,497
Italy 1.7%			
Amplifon SpA	Health Care Providers & Services	1,173,741	5,875,919
Azimut Holding SpA	Capital Markets	403,717	7,351,720
			13,227,639
Japan 13.0%			
Asahi Co. Ltd.	Specialty Retail	281,400	4,136,316
Asics Corp.	Textiles, Apparel & Luxury Goods	766,600	12,141,633
Capcom Co. Ltd.	Software	322,700	5,221,630
Descente Ltd.	Textiles, Apparel & Luxury Goods	1,051,671	7,421,814
en-japan Inc.	Professional Services	1,708	2,538,151
Keihin Corp.	Auto Components	525,600	8,022,567
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	234,700	12,375,048
Megane TOP Co. Ltd.	Specialty Retail	472,251	6,589,327
MEITEC Corp.	Professional Services	384,100	8,925,804
Nissin Kogyo Co. Ltd.	Auto Components	238,830	4,329,230
Seria Co. Ltd.	Multiline Retail	160,900	4,848,574

50 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Japan (continued)			
Shinko Plantech Co. Ltd.	Energy Equipment & Services	553,800	$ 4,170,668
Square Enix Holdings Co. Ltd.	Software	456,400	5,493,917
Sumitomo Rubber Industries Ltd.	Auto Components	740,800	12,113,899
Tokai Rika Co. Ltd.	Auto Components	273,800	5,465,511
			103,794,089
Netherlands 3.9%			
Aalberts Industries NV	Machinery	511,178	11,424,486
Accell Group NV	Leisure Equipment & Products	250,086	3,883,506
Arcadis NV	Construction & Engineering	369,660	9,933,712
[a] Royal Imtech NV	Construction & Engineering	342,340	2,515,005
USG People NV	Professional Services	526,272	3,425,110
			31,181,819
Norway 2.2%			
Schibsted ASA	Media	182,568	7,887,683
Tomra Systems ASA	Commercial Services & Supplies	1,179,250	9,999,403
			17,887,086
Philippines 0.7%			
Metropolitan Bank & Trust Co.	Commercial Banks	2,071,009	5,333,689
Russia 0.6%			
[a,b] X5 Retail Group NV, GDR, Reg S	Food & Staples Retailing	265,188	4,802,555
Singapore 1.5%			
[a] Flextronics International Ltd.	Electronic Equipment, Instruments & Components	1,567,600	12,133,224
South Korea 8.3%			
Binggrae Co. Ltd.	Food Products	65,779	6,218,603
BS Financial Group Inc.	Commercial Banks	856,910	10,838,891
DGB Financial Group Inc.	Commercial Banks	670,410	9,154,759
Halla Visteon Climate Control Corp.	Auto Components	444,800	14,114,146
Hyundai Mipo Dockyard Co. Ltd.	Machinery	89,696	9,892,941
KIWOOM Securities Co. Ltd.	Capital Markets	106,908	5,175,081
Korea Investment Holdings Co. Ltd.	Capital Markets	72,410	2,633,610
Mirae Asset Securities Co. Ltd.	Capital Markets	83,050	3,035,134
Youngone Corp.	Textiles, Apparel & Luxury Goods	155,548	5,337,431
			66,400,596
Spain 1.9%			
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	25,095	10,712,456
Tecnicas Reunidas SA	Energy Equipment & Services	103,309	4,746,195
			15,458,651
Sweden 1.3%			
[a,c] D Carnegie & Co. AB	Capital Markets	148,750	—
Duni AB	Household Durables	384,770	3,341,885
Oriflame Cosmetics SA, SDR	Personal Products	211,611	6,698,578
			10,040,463

Semiannual Report | 51

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Foreign Smaller Companies Series	Industry	Shares/Units	Value
Common Stocks and Other Equity Interests (continued)			
Switzerland 4.0%			
Forbo Holding AG	Household Durables	3,310	$ 2,110,679
[d]Logitech International SA	Computers & Peripherals	870,760	6,138,858
Nobel Biocare Holding AG	Health Care Equipment & Supplies	784,780	9,551,749
Panalpina Welttransport Holding AG	Air Freight & Logistics	68,590	7,397,281
Verwaltungs-und Privat-Bank AG	Capital Markets	31,852	2,403,606
Vontobel Holding AG	Capital Markets	151,510	4,666,287
			32,268,460
Taiwan 4.1%			
D-Link Corp.	Communications Equipment	9,248,000	5,662,355
Giant Manufacturing Co. Ltd.	Leisure Equipment & Products	1,451,482	9,976,820
Simplo Technology Co. Ltd.	Computers & Peripherals	2,794,918	12,123,435
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	2,264,000	4,887,581
			32,650,191
Thailand 1.2%			
L.P.N. Development PCL, fgn.	Real Estate Management & Development	8,098,600	6,267,703
Pruksa Real Estate PCL, fgn.	Real Estate Management & Development	4,049,300	2,951,802
			9,219,505
Turkey 0.4%			
Aygaz AS	Gas Utilities	616,490	2,832,232
United Kingdom 10.4%			
[a]African Minerals Ltd.	Metals & Mining	1,534,860	4,408,894
Bellway PLC	Household Durables	374,220	7,225,137
Berendsen PLC	Commercial Services & Supplies	657,890	7,474,124
Bodycote PLC	Machinery	667,857	5,319,783
Bovis Homes Group PLC	Household Durables	357,270	4,149,867
Debenhams PLC	Multiline Retail	2,913,100	4,229,913
Dignity PLC	Diversified Consumer Services	437,417	9,057,320
Greggs PLC	Food & Staples Retailing	1,619,440	10,255,622
Homeserve PLC	Commercial Services & Supplies	2,163,068	9,176,624
Kingfisher PLC	Specialty Retail	731,200	3,814,873
Laird PLC	Electronic Equipment, Instruments & Components	2,302,240	6,206,164
Man Group PLC	Capital Markets	3,257,471	4,120,594
UBM PLC	Media	543,610	5,427,609
[a]Vectura Group PLC	Pharmaceuticals	1,964,812	2,398,018
			83,264,542
United States 1.9%			
iShares MSCI EAFE Small Cap Index Fund, ETF	Diversified Financial Services	360,300	15,110,982
Total Common Stocks and Other Equity Interests (Cost $640,135,947)			742,136,239

52 | Semiannual Report

See Abbreviations on page 78.

aNon-income producing.
bSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Trust’s Board of Trustees.
cSecurity has been deemed illiquid because it may not be able to be sold within seven days.
dA portion or all of the security is on loan at June 30, 2013. See Note 1(e).
eSee Note 1(e) regarding securities on loan.
fThe rate shown is the annualized seven-day yield at period end.

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 53

aFor the period March 31, 2008 (commencement of operations) to December 31, 2008.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dTotal return is not annualized for periods less than one year.
eRatios are annualized for periods less than one year.
fBenefit of expense reduction rounds to less than 0.01%.

54 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited)

Global Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests 96.7%			
Australia 0.8%			
[a] Bluescope Steel Ltd.	Metals & Mining	831,048	$ 3,550,333
Brazil 0.2%			
Centrais Eletricas Brasileiras SA	Electric Utilities	395,040	820,600
Canada 1.7%			
Potash Corp. of Saskatchewan Inc.	Chemicals	28,130	1,072,597
Talisman Energy Inc.	Oil, Gas & Consumable Fuels	258,420	2,949,579
Trican Well Service Ltd.	Energy Equipment & Services	244,500	3,251,163
			7,273,339
China 2.5%			
China Coal Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	3,357,820	1,757,715
China Life Insurance Co. Ltd., H	Insurance	1,398,000	3,309,366
China Mobile Ltd.	Wireless Telecommunication Services	133,500	1,397,662
China Shenhua Energy Co. Ltd., H	Oil, Gas & Consumable Fuels	768,290	1,951,445
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	4,754,000	2,267,911
			10,684,099
Denmark 0.5%			
H. Lundbeck AS	Pharmaceuticals	115,110	2,053,078
France 4.2%			
AXA SA	Insurance	64,005	1,257,596
BNP Paribas SA	Commercial Banks	103,440	5,651,626
Cie Generale des Etablissements Michelin, B	Auto Components	25,698	2,298,001
[a] Credit Agricole SA	Commercial Banks	122,010	1,048,651
Ipsen SA	Pharmaceuticals	87,440	3,226,692
Sanofi	Pharmaceuticals	28,870	2,992,011
SEB SA	Household Durables	25,025	2,024,135
			18,498,712
Germany 7.6%			
Bayer AG	Pharmaceuticals	62,330	6,647,132
Deutsche Boerse AG	Diversified Financial Services	71,810	4,726,853
[a] Deutsche Lufthansa AG	Airlines	111,690	2,267,221
Gerresheimer AG	Life Sciences Tools & Services	38,720	2,242,795
HeidelbergCement AG	Construction Materials	23,970	1,612,132
Merck KGaA	Pharmaceuticals	38,190	5,818,557
Metro AG	Food & Staples Retailing	165,800	5,248,586
Software AG	Software	152,970	4,578,612
			33,141,888
Hong Kong 3.0%			
AIA Group Ltd.	Insurance	1,473,400	6,240,524
Haier Electronics Group Co. Ltd.	Household Durables	1,377,000	2,197,959
Hutchison Whampoa Ltd.	Industrial Conglomerates	435,000	4,573,811
			13,012,294

Semiannual Report | 55

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Global Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
India 0.1%			
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	44,022	$ 645,471
Ireland 2.1%			
CRH PLC	Construction Materials	104,460	2,114,339
[a] Elan Corp. PLC, ADR	Biotechnology	492,980	6,970,737
			9,085,076
Italy 1.1%			
Eni SpA	Oil, Gas & Consumable Fuels	171,929	3,531,428
[a] Sorin SpA	Health Care Equipment & Supplies	438,778	1,113,714
			4,645,142
Japan 7.8%			
Capcom Co. Ltd.	Software	137,500	2,224,897
ITOCHU Corp.	Trading Companies & Distributors	614,700	7,095,791
Nikon Corp.	Leisure Equipment & Products	88,500	2,064,613
Nissan Motor Co. Ltd.	Automobiles	646,700	6,552,409
Toyota Motor Corp.	Automobiles	130,200	7,862,668
Trend Micro Inc.	Software	251,890	7,999,330
			33,799,708
Netherlands 3.4%			
Akzo Nobel NV	Chemicals	67,570	3,809,662
Fugro NV, IDR	Energy Equipment & Services	32,798	1,778,102
[a] ING Groep NV, IDR	Diversified Financial Services	387,810	3,533,550
TNT Express NV	Air Freight & Logistics	775,110	5,813,408
			14,934,722
Norway 1.7%			
[a] Algeta ASA	Biotechnology	81,120	3,087,996
Telenor ASA	Diversified Telecommunication Services	218,410	4,329,722
			7,417,718
Portugal 1.8%			
Galp Energia SGPS SA, B	Oil, Gas & Consumable Fuels	537,770	7,962,367
Singapore 1.4%			
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	2,024,004	6,021,302
South Korea 1.1%			
Hyundai Mobis	Auto Components	8,323	1,988,952
POSCO	Metals & Mining	11,172	2,919,154
			4,908,106
Spain 1.2%			
Repsol SA	Oil, Gas & Consumable Fuels	98,130	2,070,518
[a] Repsol SA, rts., 7/04/13	Oil, Gas & Consumable Fuels	98,130	54,669
[a] Telefonica SA	Diversified Telecommunication Services	246,190	3,154,862
			5,280,049

56 | Semiannual Report

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Global Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
Sweden 1.8%			
Getinge AB, B	Health Care Equipment & Supplies	68,360	$ 2,077,307
Nordea Bank AB	Commercial Banks	531,230	5,940,708
			8,018,015
Switzerland 7.5%			
ABB Ltd.	Electrical Equipment	246,540	5,351,681
^a Basilea Pharmaceutica AG	Biotechnology	51,670	3,828,015
Credit Suisse Group AG	Capital Markets	286,941	7,607,421
Nobel Biocare Holding AG	Health Care Equipment & Supplies	501,280	6,101,201
Roche Holding AG	Pharmaceuticals	22,270	5,538,922
Swiss Re AG	Insurance	56,590	4,210,485
			32,637,725
Taiwan 0.8%			
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	890,616	3,298,578
Turkey 0.3%			
^a Turkcell Iletisim Hizmetleri AS, ADR	Wireless Telecommunication Services	76,540	1,099,880
United Kingdom 11.0%			
HSBC Holdings PLC (HKD Traded)	Commercial Banks	865,200	9,063,686
^a International Consolidated Airlines Group SA	Airlines	560,290	2,247,885
Kingfisher PLC	Specialty Retail	1,474,140	7,690,995
^a Lloyds Banking Group PLC	Commercial Banks	5,891,320	5,656,779
Marks & Spencer Group PLC	Multiline Retail	721,280	4,727,344
Rexam PLC	Containers & Packaging	329,901	2,395,510
Standard Chartered PLC	Commercial Banks	388,740	8,435,164
Tesco PLC	Food & Staples Retailing	414,180	2,088,295
Vodafone Group PLC	Wireless Telecommunication Services	1,972,660	5,637,226
			47,942,884
United States 33.1%			
Allegheny Technologies Inc.	Metals & Mining	113,970	2,998,551
^a American International Group Inc.	Insurance	50,990	2,279,253
Amgen Inc.	Biotechnology	46,120	4,550,199
Applied Materials Inc.	Semiconductors & Semiconductor Equipment	175,850	2,621,923
Baker Hughes Inc.	Energy Equipment & Services	147,700	6,813,401
^a Brocade Communications Systems Inc.	Communications Equipment	398,950	2,297,952
Chevron Corp.	Oil, Gas & Consumable Fuels	21,520	2,546,677
Cisco Systems Inc.	Communications Equipment	287,810	6,996,661
Citigroup Inc.	Diversified Financial Services	164,260	7,879,552
Comcast Corp., Special A	Media	51,950	2,060,857
CONSOL Energy Inc.	Oil, Gas & Consumable Fuels	75,480	2,045,508
CVS Caremark Corp.	Food & Staples Retailing	93,160	5,326,889
The Dow Chemical Co.	Chemicals	65,360	2,102,631

Semiannual Report | 57

Templeton Institutional Funds

Statement of Investments, June 30, 2013 (unaudited) *(continued)*

Global Equity Series	Industry	Shares/Rights	Value
Common Stocks and Other Equity Interests (continued)			
United States (continued)			
Foot Locker Inc.	Specialty Retail	66,720	$ 2,343,874
[a]Forest Laboratories Inc.	Pharmaceuticals	172,380	7,067,580
[a]Foster Wheeler AG	Construction & Engineering	245,930	5,339,140
[a]Gilead Sciences Inc.	Biotechnology	130,330	6,674,199
Global Payments Inc.	IT Services	43,620	2,020,478
The Hartford Financial Services Group Inc.	Insurance	74,370	2,299,520
[a]ING U.S. Inc.	Diversified Financial Services	280,970	7,603,048
JPMorgan Chase & Co.	Diversified Financial Services	128,220	6,768,734
LyondellBasell Industries NV, A	Chemicals	77,630	5,143,764
Macy's Inc.	Multiline Retail	180,050	8,642,400
Medtronic Inc.	Health Care Equipment & Supplies	93,240	4,799,063
Microsoft Corp.	Software	252,170	8,707,430
Mondelez International Inc., A	Food Products	72,790	2,076,699
Peabody Energy Corp.	Oil, Gas & Consumable Fuels	52,400	767,136
Pfizer Inc.	Pharmaceuticals	87,900	2,462,079
[a]Salix Pharmaceuticals Ltd.	Pharmaceuticals	104,410	6,906,721
Target Corp.	Multiline Retail	80,060	5,512,932
Time Warner Cable Inc.	Media	25,000	2,812,000
United Parcel Service Inc., B	Air Freight & Logistics	14,070	1,216,774
Walgreen Co.	Food & Staples Retailing	78,330	3,462,186
[a]Zynga Inc.	Software	373,030	1,037,023
			144,182,834
Total Common Stocks and Other Equity Interests (Cost $353,421,489)			420,913,920
		Principal Amount	
Short Term Investments (Cost $14,000,000) 3.2%			
Time Deposits 3.2%			
United States 3.2%			
Royal Bank of Canada, 0.03%, 7/01/13		$14,000,000	14,000,000
Total Investments (Cost $367,421,489) 99.9%			434,913,920
Other Assets, less Liabilities 0.1%			549,516
Net Assets 100.0%			$435,463,436

See Abbreviations on page 78.

[a]Non-income producing.

58 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Financial Statements

Statements of Assets and Liabilities

June 30, 2013 (unaudited)

	Emerging Markets Series	Foreign Equity Series
Assets:		
Investments in securities:		
Cost - Unaffiliated issuers	$115,191,624	$4,447,820,252
Cost - Sweep Money Fund (Note 7)	16,087,739	128,536,976
Total cost of investments	$131,279,363	$4,576,357,228
Value - Unaffiliated issuers	$163,056,245	$5,612,426,560
Value - Sweep Money Fund (Note 7)	16,087,739	128,536,976
Total value of investments	179,143,984	5,740,963,536
Cash	46,785	1,724,538
Foreign currency, at value (cost $2,570 and $–)	2,275	—
Receivables:		
Investment securities sold	241,954	51,652,130
Capital shares sold	395,079	10,267,391
Dividends	475,400	21,039,403
Foreign tax	49,403	—
Other assets	70	1,632
Total assets	180,354,950	5,825,648,630
Liabilities:		
Payables:		
Investment securities purchased	1,680,602	53,685,696
Capital shares redeemed	184,285	4,869,248
Affiliates	173,732	3,731,789
Accrued expenses and other liabilities	79,408	406,201
Total liabilities	2,118,027	62,692,934
Net assets, at value	$178,236,923	$5,762,955,696
Net assets consist of:		
Paid-in capital	$ 83,181,860	$4,537,998,692
Undistributed net investment income (distributions in excess of net investment income)	(1,428,986)	30,067,409
Net unrealized appreciation (depreciation)	47,850,539	1,164,402,600
Accumulated net realized gain (loss)	48,633,510	30,486,995
Net assets, at value	$178,236,923	$5,762,955,696
Shares outstanding	18,262,507	—
Net asset value per share	$9.76	—
Primary Shares:		
Net assets, at value	—	$5,743,110,171
Shares outstanding	—	289,108,948
Net asset value per share	—	$19.86
Service Shares:		
Net assets, at value	—	$ 19,845,525
Shares outstanding	—	999,192
Net asset value and maximum offering price per share	—	$19.86

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 59

60 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 61

62 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Semiannual Report | The accompanying notes are an integral part of these financial statements. | 63

64 | The accompanying notes are an integral part of these financial statements. | Semiannual Report

Templeton Institutional Funds

Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four funds (Funds). The Foreign Equity Series offers Primary and Service Shares. Each class of shares differs by its transfer agent fees and voting rights on matters affecting a single class.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator, investment manager and other affiliates have formed the Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds’ valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities. Investments in open-end mutual funds and non-registered money market funds are valued at the closing net asset value.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Time deposits are valued at cost, which approximates market value.

Semiannual Report | 65

Templeton Institutional Funds

Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
a.	Financial Instrument Valuation (continued)

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before the daily close of business on the NYSE. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

In addition, certain foreign markets may be open on days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes. The Emerging Markets Series’ financial statements have been adjusted to reflect investment values as of June 30, 2013.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Foreign Currency Translation (continued)

transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Purchased on a Delayed Delivery Basis

Certain funds purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Funds will generally purchase these securities with the intention of holding the securities, they may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d. Participatory Notes

Certain funds invest in Participatory Notes (P-Notes). P-notes are promissory notes that are designed to offer a return linked to the performance of a particular underlying equity security or market. P-Notes are issued by banks or broker-dealers and allow the fund to gain exposure to common stocks in markets where direct investment is not allowed. Income received from P-Notes is recorded as dividend income in the Statement of Operations. P-Notes may contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract. These securities may be more volatile and less liquid than other investments held by the Fund.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
e.	Securities Lending

Certain funds participate in an agency based securities lending program. The fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the market value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund on the next business day. The collateral is invested in a non-registered money fund as indicated on the Statements of Investments. The fund receives income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. The fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the fund. The securities lending agent has agreed to indemnify the fund in the event of default by a third party borrower.

f. Income and Deferred Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply the Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

Each fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. As of June 30, 2013, and for all open tax years, each fund has determined that no liability for unrecognized tax benefits is required in each fund’s financial statements related to uncertain tax positions taken on a tax return (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

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Notes to Financial Statements (unaudited) (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
g.	Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Funds are notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

h. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

i. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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Notes to Financial Statements (unaudited) *(continued)*

2. Shares of Beneficial Interest *(continued)*

	Foreign Smaller Companies Series		Global Equity Series	
	Shares	Amount	Shares	Amount
Six Months ended June 30, 2013				
Shares sold	16,269,343	$318,396,269	3,099,740	$ 31,747,708
Shares redeemed	(2,161,641)	(42,119,617)	(6,431,720)	(66,876,714)
Net increase (decrease)	14,107,702	$276,276,652	(3,331,980)	$ (35,129,006)
Year ended December 31, 2012				
Shares sold	11,000,027	$188,610,700	3,572,874	$ 32,756,617
Shares issued in reinvestment of distributions	351,936	6,378,524	709,125	6,968,823
Shares redeemed	(5,017,440)	(86,970,022)	(6,538,177)	(59,429,019)
Net increase (decrease)	6,334,523	$108,019,202	(2,256,178)	$ (19,703,579)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers, and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Asset Management Ltd. (TAML)	Investment manager
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Emerging Markets Series pays an investment management fee to TAML based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
1.100%	Up to and including $1 billion
1.050%	Over $1 billion, up to and including $5 billion
1.000%	Over $5 billion, up to and including $10 billion
0.950%	Over $10 billion, up to and including $15 billion
0.900%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

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Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

The Foreign Equity Series pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

The Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

The Global Equity Series pays an investment management fee to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.900%	Up to and including $1 billion
0.880%	Over $1 billion, up to and including $5 billion
0.860%	Over $5 billion, up to and including $10 billion
0.840%	Over $10 billion, up to and including $15 billion
0.820%	Over $15 billion, up to and including $20 billion
0.800%	In excess of $20 billion

Effective May 1, 2013, the Foreign Smaller Companies Series and the Global Equity Series combined their investment management and administration agreements as approved by the Board. The fees paid under the combined agreement do not exceed the aggregate fees that were paid under the separate agreements.

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Notes to Financial Statements (unaudited) *(continued)*

3. Transactions with Affiliates *(continued)*

a. Management Fees *(continued)*

Prior to May 1, 2013, the Foreign Smaller Companies Series paid fees to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $1 billion
0.730%	Over $1 billion, up to and including $5 billion
0.710%	Over $5 billion, up to and including $10 billion
0.690%	Over $10 billion, up to and including $15 billion
0.670%	Over $15 billion, up to and including $20 billion
0.650%	In excess of $20 billion

Prior to May 1, 2013, the Global Equity Series paid fees to TIC based on the average daily net assets of the fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $1 billion
0.680%	Over $1 billion, up to and including $5 billion
0.660%	Over $5 billion, up to and including $10 billion
0.640%	Over $10 billion, up to and including $15 billion
0.620%	Over $15 billion, up to and including $20 billion
0.600%	In excess of $20 billion

b. Administrative Fees

The Emerging Markets Series and the Foreign Equity Series each pay their allocated share of an administrative fee to FT Services based on the aggregate average net assets as follows:

Annualized Fee Rate	Net Assets
0.150%	Up to and including $200 million
0.135%	Over $200 million, up to and including $700 million
0.100%	Over $700 million, up to and including $1.2 billion
0.075%	In excess of $1.2 billion

Effective May 1, 2013, under an agreement with TIC, FT Services provides administrative services to the Foreign Smaller Companies Series and the Global Equity Series. The fee is paid by TIC based on the average daily net assets, and is not an additional expense of the Funds.

Prior to May 1, 2013, the Foreign Smaller Companies Series and the Global Equity Series paid administrative fees to FT Services of 0.20% per year of the average daily net assets of each of the Funds.

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Notes to Financial Statements (unaudited) (continued)

3. TRANSACTIONS WITH AFFILIATES (continued) c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholding servicing fees paid to third parties. These fees are allocated daily to such classes based upon the relative proportion of net assets of each class.

For the period ended June 30, 2013, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

d. Waiver and Expense Reimbursements

TIC and FT Services had contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Foreign Smaller Companies Series and the Global Equity Series so that the common expenses (i.e. a combination of management fees, administrative fees, and other expenses) did not exceed 0.95% and 0.81%, respectively (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013. Effective May 1, 2013, the contractual fee waiver was eliminated.

TAML and FT Services had contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Emerging Markets Series so that the common expenses did not exceed 1.24% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until April 30, 2013. Effective May 1, 2013, the contractual fee waiver was eliminated.

4. EXPENSE OFFSET ARRANGEMENT

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2013, the custodian fees were reduced as noted in the Statements of Operations.

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Notes to Financial Statements (unaudited) *(continued)*

5. Income Taxes

At June 30, 2013, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Cost of investments	$135,201,169	$4,681,956,441	$653,101,170	$367,666,019
Unrealized appreciation	$ 54,096,574	$1,553,564,604	$138,307,072	$ 82,959,241
Unrealized depreciation	(10,153,759)	(494,557,509)	(38,714,277)	(15,711,340)
Net unrealized appreciation (depreciation)	$ 43,942,815	$1,059,007,095	$ 99,592,795	$ 67,247,901

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investments company shares, foreign capital gains tax, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales (excluding short term securities) for the period ended June 30, 2013, were as follows:

	Emerging Markets Series	Foreign Equity Series	Foreign Smaller Companies Series	Global Equity Series
Purchases	$ 58,482,752	$712,469,755	$354,672,766	$118,135,213
Sales	$132,640,330	$787,014,558	$ 92,081,415	$151,741,593

7. Investments in Institutional Fiduciary Trust Money Market Portfolio

The Emerging Markets Series and the Foreign Equity Series invest in the Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Funds are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. Shareholder Concentrations

The Emerging Markets Series has a concentration of shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Funds. At June 30, 2013, there was one shareholder holding 43% of the Emerging Markets Series' outstanding shares.

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Notes to Financial Statements (unaudited) (continued)

9. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

10. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $1.5 billion (Global Credit Facility) which matures on January 17, 2014. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.07% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses on the Statements of Operations. During the period ended June 30, 2013, the Funds did not use the Global Credit Facility.

11. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The inputs or methodology used for valuing financial instruments are not an indication of the risk associated with investing in those financial instruments.

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Notes to Financial Statements (unaudited) *(continued)*

11. Fair Value Measurements *(continued)*

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of June 30, 2013, in valuing the Funds' assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total
Emerging Marketing Series				
Assets:				
Investments in Securities:				
Closed End Funds	$ 1,061,516	$ —	$ —	$ 1,061,516
Equity Investments:[a]				
Russia	2,497,597	5,894,490	—	8,392,087
All Other Equity Investments[b]	148,006,237	—	—	148,006,237
Participatory Notes	—	5,596,405	—	5,596,405
Short Term Investments	16,087,739	—	—	16,087,739
Total Investments in Securities	$ 167,653,089	$11,490,895	$ —	$ 179,143,984
Foreign Equity Series				
Assets:				
Investments in Securities:				
Equity Investments[a,b]	$5,612,426,560	$ —	$ —	$5,612,426,560
Short Term Investments	128,536,976	—	—	128,536,976
Total Investments in Securities	$5,740,963,536	$ —	$ —	$5,740,963,536
Foreign Smaller Companies Series				
Assets:				
Investments in Securities:				
Equity Investments[a,b]	$ 746,878,645	$ —	$ —[c]	$ 746,878,645
Short Term Investments	—	5,815,320	—	5,815,320
Total Investments in Securities	$ 746,878,645	$ 5,815,320	$ —	$ 752,693,965
Global Equity Series				
Assets:				
Investments in Securities:				
Equity Investments[a,b]	$ 420,913,920	$ —	$ —	$ 420,913,920
Short Term Investments	—	14,000,000	—	14,000,000
Total Investments in Securities	$ 420,913,920	$14,000,000	$ —	$ 434,913,920

[a]Includes common and preferred stocks as well as other equity investments.
[b]For detailed categories, see the accompanying Statement of Investments.
[c]Includes securities determined to have no value at June 30, 2013.

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Shareholder Information

Board Review of Investment Management Agreement

At a meeting held February 26, 2013, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreements for each of the separate series comprising Templeton Institutional Funds (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, along with periodic reports on expenses, shareholder services, legal and compliance matters, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates, as well as a third-party survey of transfer agent fees charged Funds within the Franklin Templeton Investments complex in comparison with those charged other fund complexes deemed comparable. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and an analysis concerning transfer agent fees charged by an affiliate of the Manager.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned well during the Florida hurricanes and blackouts experienced in previous years, and that those operations in the New York/New Jersey area ran smoothly during the more recent Hurricane Sandy. Among other factors taken into account by the Board were the Manager’s best execution trading policies, including a favorable report by an independent portfolio trading analytical firm, which also covered FOREX transactions. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments including expanded collateralization requirements. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with its Lipper selected performance universe during 2012, and for the previous 10 years ended December 31, 2012, for those Funds that had been in existence for such length of time and for lesser periods for other Funds depending on when their operations commenced. The following summarizes the performance results for each Fund.

Emerging Markets Series – The Lipper performance universe for this Fund consisted of all retail and institutional emerging markets funds as designated by Lipper. The Lipper report showed the

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Fund’s 2012 total return to be in the second-lowest performing quintile of the Lipper performance universe, and its total return on an annualized basis to be in the second-highest performing quintile of such universe for each of the previous three- and five-year periods, and to be in the middle quintile of such universe for the previous 10-year period. The Board found the Fund’s overall comparative performance as set forth in the Lipper report to be acceptable, noting that its 2012 total return as set forth in such report exceeded 15.5%.

Foreign Equity Series – The Lipper performance universe for this Fund consisted of all retail and institutional international large-value funds as designated by Lipper. The Lipper report showed the Fund’s total return for 2012 to be in the second-highest performing quintile of such performance universe and its total return on an annualized basis to be in the highest or best performing quintile of such universe for each of the previous three-, five- and 10-year periods. The Board was satisfied with the Fund’s overall comparative performance as set forth in the Lipper report.

Foreign Smaller Companies Series – The Lipper performance universe for this Fund consisted of all retail and institutional international small/mid-cap growth funds as designated by Lipper. The Lipper report showed the Fund’s total return for 2012 to be in the middle performing quintile of its performance universe, and its total return on an annualized basis to also be in the middle performing quintile of such universe during the previous three-year period, but to be in the highest performing quintile and second-highest performing quintile, respectively during the previous five-and 10-year periods. The Board found the Fund’s overall comparative performance as shown in the Lipper report to be satisfactory.

Global Equity Series – The Lipper performance universe for this Fund consisted of all retail and institutional global large-cap value funds. The Fund has been in operation for only four years and the Lipper report showed the Fund’s total return in 2012 to be in the highest or best performing quintile of such universe and its total return on an annualized basis to be in the second-highest performing quintile of such universe for its four-year period of operation. The Board was satisfied with the Fund’s comparative performance as shown in the Lipper report.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The

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Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Lipper contractual investment management fee analysis includes administrative fees as being part of a management fee. The Lipper report for Emerging Markets Series showed the Fund’s contractual investment management fee rate to be 11 basis points above the median for its Lipper expense group, but its actual total expense ratio to be below the median for such expense group. The Lipper report for Global Equity Series showed the Fund’s contractual investment management fee rate to be within six basis points of the median of its Lipper expense group and its actual total expense ratio to be below the median of such expense group. The Lipper report for Foreign Smaller Companies Series showed both its contractual investment management fee rate and actual total expense ratio to be below the median of its Lipper expense group. The Board was satisfied with the comparative expenses of these Funds as shown in the Lipper report, noting in each case that expenses had been subsidized by management fee waivers. The Lipper report for Foreign Equity Series showed its contractual investment management fee rate to be within one basis point of the median of its Lipper expense group and its actual total expense ratio to be below the median of its expense group. The Board was satisfied with the comparative expenses of this Fund as shown in the Lipper report.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2012, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to periodically review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from statutes such as the Sarbanes-Oxley and Dodd-Frank Acts and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses,

82 | Semiannual Report

Templeton Institutional Funds

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services and potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The schedule of management fees for each of the Funds provides breakpoints that go beyond their existing asset sizes, and the Board believes such schedules provide a sharing of benefits to each Fund and its shareholders to the extent economies of scale may be realized by the Manager and its affiliates. At December 31, 2012, the assets of Global Equity Series, Emerging Markets Series, and Foreign Smaller Companies Series were each less than $495 million and the Board questioned, however, whether economies of scale existed at such levels, noting also that their expenses had been subsidized by management fee waivers.

In addition to the investment advisory services furnished under investment management agreements, administrative services are provided to Foreign Smaller Companies Series and Global Equity Series under separate agreements at a fixed charge of 20 basis points. At the February 26, 2013, Board meeting, the Board eliminated the separate agreements and approved a new form of investment management agreement for these Funds combining such services. In approving the new form of investment management agreements, the Board took into account the fact that the types of services and aggregate fee, including breakpoints, would be the same as provided under the previous separate agreements and that combining such services was consistent with Lipper’s methodology of considering contractual investment management fees to include any separately charged administrative fee.

Semiannual Report | 83

Templeton Institutional Funds

Shareholder Information (continued)

Proxy Voting Policies and Procedures

The Funds’ investment managers have established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Funds file a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

84 | Semiannual Report

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is David W. Niemiec and he is
"independent" as defined under the relevant Securities and Exchange
Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services. N/A

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment
Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant
maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment
Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on
Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the
Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the
Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the
Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Mark H. Otani, Chief Financial Officer and Chief
Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of
2002 of Laura F. Fergerson, Chief Executive Officer - Finance and
Administration, and Mark H. Otani, Chief Financial Officer and Chief
Accounting Officer